EXXON MOBIL CORPORATION					EXHIBIT 99.2

2Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M		2Q16	1Q16	4Q15	3Q15	2Q15
Upstream
United States		(514)	(832)	(538)	(442)	(47)
Non-U.S.		808	756	1,395	1,800	2,078
Total		294	(76)	857	1,358	2,031
Downstream
United States		412	187	435	487	412
Non-U.S.		413	719	916	1,546	1,094
Total		825	906	1,351	2,033	1,506
Chemical
United States		509	581	520	526	735
Non-U.S.		708	774	443	701	511
Total		1,217	1,355	963	1,227	1,246

Corporate and financing		(636)	(375)	(391)	(378)	(593)
Net income attributable to ExxonMobil (U.S. GAAP)		1,700	1,810	2,780	4,240	4,190

Earnings per common share (U.S. GAAP)		0.41	0.43	0.67	1.01	1.00
Earnings per common share
- assuming dilution (U.S. GAAP)		0.41	0.43	0.67	1.01	1.00

Capital and Exploration Expenditures, $M
Upstream
United States		914	1,075	1,615	1,992	2,095
Non-U.S.		3,005	2,904	4,255	4,382	4,651
Total		3,919	3,979	5,870	6,374	6,746
Downstream
United States		227	189	236	242	266
Non-U.S.		415	339	543	344	361
Total		642	528	779	586	627
Chemical
United States		355	434	493	452	570
Non-U.S.		208	177	199	217	258
Total		563	611	692	669	828
Other		34	9	75	41	60

Total Capital and Exploration Expenditures		5,158	5,127	7,416	7,670	8,261

Exploration Expense Charged to Income, $M
Consolidated	- United States	35	108	60	45	40
	- Non-U.S.	409	246	459	278	329
Non-consolidated - ExxonMobil share	- United States	-	-	9	-	-
	- Non-U.S.	5	(10)	3	2	23
Exploration Expenses Charged to Income Included Above		449	344	531	325	392

Effective Income Tax Rate, %		40%	19%	13%	32%	45%

Common Shares Outstanding, millions
At quarter end		4,147	4,147	4,156	4,163	4,169
Average - assuming dilution		4,178	4,178	4,183	4,190	4,200

Total Cash and Cash Equivalents, $B1		4.4	4.8	3.7	4.3	4.4

Total Debt, $B		44.5	43.1	38.7	34.3	33.8

Cash Flow from Operations and Asset Sales, $B
Net cash provided by operating activities		4.5	4.8	4.3	9.2	8.8
Proceeds associated with asset sales		1.0	0.2	0.8	0.5	0.6
Cash flow from operations and asset sales		5.5	5.0	5.1	9.7	9.4

[1] Includes restricted cash of $0.0B in 3Q15 through 2Q16 and $0.1B in 2Q15.

EXXON MOBIL CORPORATION

2Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	2Q16	1Q16	4Q15	3Q15	2Q15
liquids, bitumen and synthetic oil, kbd
United States	495	500	494	468	468
Canada / South America	359	476	452	425	364
Europe	201	218	222	197	199
Africa	494	565	543	531	522
Asia	724	726	722	651	685
Australia / Oceania	57	53	48	59	53
Total liquids production	2,330	2,538	2,481	2,331	2,291

Natural gas production available for sale, mcfd
United States	3,097	3,160	3,123	3,094	3,153
Canada / South America	257	258	241	229	262
Europe	1,749	2,775	2,504	1,495	1,718
Africa	7	2	4	7	8
Asia	3,819	3,794	4,103	3,910	4,265
Australia / Oceania	833	735	628	789	722
Total natural gas production available for sale	9,762	10,724	10,603	9,524	10,128

Total worldwide liquids and gas production, koebd	3,957	4,325	4,248	3,918	3,979

Refinery throughput, kbd
United States	1,555	1,602	1,649	1,681	1,702
Canada	246	398	390	391	373
Europe	1,462	1,269	1,483	1,504	1,524
Asia Pacific	718	729	679	687	539
Other Non-U.S.	171	187	194	194	192
Total refinery throughput	4,152	4,185	4,395	4,457	4,330

Petroleum product sales, kbd
United States	2,228	2,218	2,416	2,509	2,548
Canada	479	476	472	501	486
Europe	1,561	1,429	1,530	1,549	1,555
Asia Pacific	760	766	758	781	695
Other Non-U.S.	472	445	503	448	453
Total petroleum product sales	5,500	5,334	5,679	5,788	5,737

Gasolines, naphthas	2,266	2,211	2,330	2,382	2,376
Heating oils, kerosene, diesel	1,752	1,699	1,921	1,908	1,874
Aviation fuels	386	402	403	433	404
Heavy fuels	367	386	368	372	377
Specialty products	729	636	657	693	706
Total petroleum product sales	5,500	5,334	5,679	5,788	5,737

Chemical prime product sales, kt
United States	2,447	2,400	2,565	2,377	2,401
Non-U.S.	3,863	3,773	3,919	3,705	3,677
Total chemical prime product sales	6,310	6,173	6,484	6,082	6,078

EXXON MOBIL CORPORATION

2Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	2Q16 vs. 2Q15	2Q16 vs. 1Q16
Upstream
Prior Period	2,031	-76
Realization	-2,240	960
Volume / Mix	50	-280
Other	450	-310
Current Period	294	294
Downstream
Prior Period	1,506	906
Margin	-850	80
Volume / Mix	130	20
Other	40	-180
Current Period	825	825
Chemical
Prior Period	1,246	1,355
Margin	150	-90
Volume / Mix	70	20
Other	-250	-70
Current Period	1,217	1,217

Upstream Volume Factor Analysis, koebd
Prior Period	3,979	4,325
Entitlements - Net Interest	7	5
Entitlements - Price / Spend / Other	9	-50
Quotas	-	-
Divestments	-39	-5
Growth / Other	1	-318
Current Period	3,957	3,957

Sources and Uses of Funds, $B	2Q16
Beginning Cash	4.8
Earnings	1.7
Depreciation	4.8
Working Capital / Other	-2.0
Proceeds Associated with Asset Sales	1.0
PP&E Adds / Investments and Advances [1]	-4.1
Shareholder Distributions	-3.1
Debt / Other Financing	1.3
Ending Cash	4.4

1 PP&E Adds / Investments and Advances includes PP&E adds of ($4.3B) and net advances of $0.2B.

EXXON MOBIL CORPORATION

2Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Average Realization Data	2Q16	1Q16	4Q15	3Q15	2Q15
United States
ExxonMobil
Crude ($/b)	37.97	27.11	34.36	41.95	54.06
Natural Gas ($/kcf)	1.74	1.60	1.80	2.40	2.31

Benchmarks
WTI ($/b)	45.48	33.27	42.10	46.37	57.84
ANS-WC ($/b)	45.71	33.76	43.67	51.44	62.65
Henry Hub ($/mbtu)	1.95	2.09	2.27	2.77	2.65

Non-U.S.
ExxonMobil
Crude ($/b)	41.46	28.67	36.99	44.91	57.63
Natural Gas ($/kcf)	4.06	4.80	5.80	6.29	6.49
European NG ($/kcf)	4.35	5.05	6.11	6.67	7.06

Benchmarks
Brent ($/b)	45.57	33.89	43.69	50.26	61.92

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the second quarter of 2016.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.